UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2004
Date of Report (Date of earliest event reported)

TITANIUM INTELLIGENCE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50071	27-0019071
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#600 – 625 Howe Street, Vancouver,
British Columbia	V6C 2T6
(Address of principal executive offices)	(Zip Code)

(604) 683 6648
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.     ACQUISTION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 19, 2004, Titanium Intelligence, Inc., (the “Company”) entered into an Agreement and Plan of Merger among the Company, Liberty Star Gold Corp. (“Liberty Star Nevada”), Liberty Star Acquisition Corp. (“Liberty Star Acquisition”), a wholly owned subsidiary of the Company, Alaska Star Minerals LLC (“Alaska Star”), and the beneficial owners of Alaska Star, James Briscoe and Paul Matysek (the “Merger Agreement”), for the merger of Liberty Star Nevada and Liberty Star Acquisition (the “Merger”).

The Merger Agreement anticipates that Liberty Star Acquisition will merge with Liberty Star Nevada and, upon completion of the Merger, the Company will issue an aggregate of approximately 17,500,000 shares of the Company’s common stock to Alaska Star, which will represent approximately 46.6% of the Company's outstanding shares upon closing. Following completion of the Merger, Liberty Star Acquisition, the wholly owned subsidiary of the Company, will be the surviving corporation. The terms and conditions of the Merger Agreement are summarized below under the heading “The Merger Agreement”.

As a condition of closing under the Merger Agreement, the Company's current board of directors will appoint James Briscoe and Jon Young as members of the Company's board of directors on closing, and then, with the exception of Gary Musil, tender their respective resignations as directors and officers of the Company. Following the effective date of the resignation of Chen (Jason) Wu and Paulo Martins, James Briscoe and Jon Young will be appointed as directors of the Company and the board of directors of the Company will be comprised of Gary Musil, James Briscoe and Jon Young.

Upon completion of the Merger, the Company has agreed to change its corporate name to “Liberty Star Gold Corp.”, which name change will be effected by merging Liberty Star Acquisition into the Company.

Liberty Star Nevada

Liberty Star Nevada was incorporated on January 14, 2004 under the laws of the State of Nevada. Liberty Star Nevada was incorporated primarily for the purpose of completing the merger of Liberty Star Nevada under the Merger Agreement. Liberty Star Nevada’s primary asset consists of its 100% shareholding in Big Chunk Corp., an Alaska Corporation, which is the owner of certain mineral claims located in Alaska, as further described below. James Briscoe and Paul Matysek are the beneficial owners of Alaska Star, the sole shareholder of Liberty Star Nevada.

Liberty Star Acquisition

Liberty Star Acquisition was incorporated under the laws of the State of Nevada on January 14, 2004. Liberty Star Acquisition is a wholly owned subsidiary of the Company. Liberty Star Acquisition was incorporated for the purposes of completing the merger of Liberty Star Nevada under the Merger Agreement.

The Merger Agreement

The Merger Agreement contemplates the merger of Liberty Star Nevada and Liberty Star Acquisition with Liberty Star Acquisition as the surviving corporation. On completion of the Merger, the Company will issue shares of the Company’s common stock to Alaska Star, the sole shareholder of Liberty Star Nevada, on the basis of 8.75 shares of the Company common stock for each share of Liberty Star Nevada common stock held. There are presently 2,000,000 shares of Liberty Star Nevada common stock issued and outstanding. Accordingly, the Company will issue 17,500,000 shares of its common stock to Alaska Star, the sole shareholder of Liberty Star Nevada. The shareholder of Liberty Star Nevada is entitled to exercise dissent rights under Nevada law.

The shares of the Company’s common stock to be issued to Liberty Star Nevada’s stockholder on completion of the Merger will not be registered with the Securities and Exchange Commission (the “SEC”) or the securities commission of any U.S. state, and will be issued in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the "1933 Act").

Conditions Precedent to the Merger

The Merger Agreement is subject to satisfaction of conditions precedent to closing as set forth in the agreement. The conditions precedent to the obligations of Liberty Star Nevada to complete the Merger and the obligations of the sole shareholder of Liberty Star Nevada to complete the sale of its shares to the Company include, but are not limited to, the following:

1.	Liberty Star Nevada will have received the resignations of the board of directors of the Company, including Chen (Jason) Wu and Paulo Martins.

2.	Liberty Star Nevada will have received a signed resolution of the board of directors of the Company appointing James Briscoe and Jon Young to the board of the Company.

Closing of the Merger Agreement

The closing date for the closing of the Merger Agreement is on January 29, 2004, subject to the satisfaction of the conditions precedent to closing by that date. In the event that the closing does not occur by January 29, 2004, then the Merger Agreement will terminate unless extended by written agreement.

Upon closing of the Merger Agreement, the Company will have been reorganized as follows:

1.	the Company’s issued and outstanding shares will consist of 37,500,000 shares of the Company common stock;

2.	the Company will own Liberty Star Nevada as a wholly owned subsidiary through the merger of Liberty Star Nevada and Liberty Star Acquisition;

3.	The former shareholder of Liberty Star Nevada will own 17,500,000 shares of the Company’s common stock, representing 46.6% of the issued and outstanding shares of the Company; and

4.	The board of directors of the Company will be comprised of Gary Musil, James Briscoe and Jon Young.

Upon completion of this reorganization, the Company has agreed to change its corporate name to “Liberty Star Gold Corp.”, which name change will be effected by merging Liberty Star Acquisition into the Company.

Due to conditions precedent to closing, as outlined above, and the risk that these conditions precedent will not be satisfied, there is no assurance that the Company will complete the merger of Liberty Star Acquisition Corp. and Liberty Star Nevada as planned.

Description of the Business of Liberty Star Nevada

Liberty Star Nevada’s primary asset consists of its 100% shareholding in Big Chunk Corp., an Alaska Corporation, which is the owner of certain mineral claims located in Alaska. Big Chunk Corp. currently holds 981 mineral claims, spanning 237 square miles in the Iliamna region of southwestern Alaska (the “Alaska Property”). The Alaska Property is currently undergoing an air magnetic geophysical program and an initial exploration program relating to the property is expected to commence in early to mid 2004.

ITEM 6.     RESIGNATIONS OF REGISTRANT’S DIRECTORS.

Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired

Not required.

(b)     Pro Forma Financial Information

Not required.

(c)     Exhibits.

Exhibit	Description

10.1	Merger Agreement dated effective January 19, 2004 among Titanium Intelligence, Inc., Liberty Star Gold Corp., Liberty Star Acquisition Corp., Alaska Star Minerals LLC, James Briscoe and Paul Matysek.

99.1	Press release issued January 23, 2004 reporting the entry into the Merger Agreement among Titanium Intelligence, Inc., Liberty Star Gold Corp., Liberty Star Acquisition Corp., Alaska Star Minerals LLC, James Briscoe and Paul Matysek.

ITEM 8.     CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE.

Not applicable.

ITEM 10.   AMENDMENTS TO THE REGISTANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not applicable.

ITEM 11.   TEMPORARY SUSPENSION OF TRANDING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

Not applicable.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM INTELLIGENCE, INC.

Date: January 22, 2004	By:	/s/ Gary Musil

GARY MUSIL
President